AdvisorOne Funds

www.advisoronefunds.com

17645 Wright Street • Suite 200 ▪ Omaha, NE 68130

(866) 811-0225

MILESTONE TREASURY OBLIGATIONS FUND

Supplement dated August 14, 2020
to the Prospectus dated September 1, 2019

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On July 31, 2020, the AdvisorOne Funds filed and mailed a proxy statement asking shareholders to approve a new advisory agreement with CLS Investments, LLC (“CLS”), the current investment adviser to the AdvisorOne Funds due to a pending change of control of CLS.

Orion Advisor Solutions, LLC (“Orion”) owns 100% of CLS and is deemed to control CLS. An investment entity managed and controlled by TA Associates Management, L.P. (“TA”) is deemed to control Orion through its ownership of majority of Orion’s voting interests. Pursuant to a Unit Purchase Agreement dated June 26, 2020, TA and other owners of Orion will sell their interests in Orion and CLS to GT Polaris, Inc. (“GT Polaris”), a newly formed entity, indirectly controlled by funds affiliated with TA and Genstar Capital Partners LLC (“Genstar”)(the “Transaction”). Following the Transaction, CLS will be a wholly owned direct subsidiary of GT Polaris and will be indirectly owned by TA and Genstar. Consummation of the Transaction is conditioned upon the contemporaneous acquisition of Brinker Capital Holdings, Inc., and certain of its affiliates (collectively, “Brinker”) by GT Polaris. Following consummation of the Transaction, Orion’s businesses, including CLS, will be integrated with the businesses of Brinker and CLS will be renamed Brinker Capital Investments, LLC (though it is possible that the final business name of the combined adviser entity could be adjusted). Brinker personnel will join the new combined Brinker Capital Investments LLC entity alongside CLS personnel. The Transaction will not result in any changes to any Fund’s investment objectives, principal strategies or risks.

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This Supplement, dated August 14, 2020, and the Prospectus and Statement of Additional Information dated September 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (866) 811-0225.